EXHIBIT 99.1

BLUE EARTH ANNOUNCES DECEMBER 1st RECORD DATE FOR SPIN OUT OF ENSITE SHARES TO SHAREHOLDERS OF RECORD

Henderson, Nevada, October 14, 2015--Blue Earth, Inc. (NASDAQ: BBLU) an alternative/renewable power generation solutions company, announced today that Blue Earth, Inc. (the “Company”) has set December 1, 2015 as the official record date for the spin out of EnSite Power Inc. (“EnSite”) to shareholders of record. The record date is subject to certain regulatory notifications, approvals and other customary conditions.

“We are pleased to announce this important step as we implement our strategy to provide two separate management teams to maximize shareholder value” stated G. Robert Powell, CEO of Blue Earth, Inc. “This is another tangible step in demonstrating our execution capability to our shareholders.”

About BBLU

BBLU is engaged in the clean technology industry with a primary focus in alternative/renewable power generation sectors.  We strive to participate in the global movement for a sustainable planet by offering products and services that will optimize energy use, reduce harmful environmental emissions and materially reduce energy costs to our customers. For more information about Blue Earth, Inc., please visit www.blueearthinc.com.

About EnSite

At EnSite Power, Inc., we offer energy efficient, environmentally friendly products that aid our customers in the pursuit of their energy and power destiny. Focused on uninterruptible power supplies for Traffic, Data Center and Telecommunication industries, hardware and software to monitor and control electro-mechanical systems for Building Energy Management Systems, EnSite provides Powerful Innovation™ for our customers. For further information please visit our website at www.ensitepower.com.

Investor Relations Contact:

Liviakis Financial Communications, Inc.

Michael Bayes

www.liviakis.com

415.389.4670

michael@liviakis.com

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements.  Words such as “believes, ”projects “anticipates,” “plans,” “expects,” “may,” “will,” “should,” “intends,” and similar expressions are intended to identify forward-looking statements.  These statements relate to future events or to the Company’s plans to spin out its majority owned subsidiary EnSite Power, Inc. These forward-looking statements are based on the company’s current believes and expectations, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  Investors should not place any undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission, including the Company’s Form 10-Ks, Form 10-Qs, Form 8-Ks, Proxy Statements and other filings. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

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